MEMORANDUM OF UNDERSTANDING
                                  July 4, 2005

This confidential Memorandum of Understanding ("MOU") is entered into by and between USProduction & Exploration, LLC ("USPX"), whose address is 20333
Southwest Freeway, #106, Sugar Land, Texas 77479, and Universal Property Development and Acquisition Corp ("UPDA"), whose address is 14255 U.S. Highway 1, Suite 2180, Juno Beach, Florida 33408, and Triple Crown Consulting ("TCC") whose address is 1946 N. Oak Haven Circle, Miami Beach, FL 33179. For the purpose of this MOU and ease of reference all aforementioned parties are hereinafter referred to collectively as "Parties" and individually as "Party."

                                    RECITALS

      WHEREAS, USPX is actively engaged directly and through affiliates in the Energy related Project Business Development, and their Ownership, Management, Engineering, Procurement, Construction, Installation ("EPC"), Operation, and Plant and facility Maintenance ("O&M"). Key to the success of USPX and its affiliates is the capabilities, experiences, qualifications, market and industry relationships of its shareholders/management team at corporate level, and information of project specific subsidiaries and joint venture partnerships, and its key industry Strategic Alliance Partners.

      WHEREAS, TCC is engaged in the Merchant & Investment Banking, Commercial Finance Brokerage Services, as well as business development services.

      WHEREAS, UPDA is a public company engaged in the Real Estate Development, with the ability to fund business development through formation of joint ventures or strategic alliances for its own account as well as serving independent clients.

      NOW, THEREFORE, USPX, UPDA, and TCC are desirous to enter into this MOU in joining forces as strategic alliance partners through the establishment of a "C" corporation. The new corporation will be incorporated in the State of Nevada of a contemplated new strategic alliance between the parties whereas USPX will own 70% (Seventy percent), UPDA will own 25% (Twenty five percent), and TCC will own 5% (Five Percent) of the stock in the said new corporation.

                                   AGREEMENTS

The parties must agree that foundation of this MOU and the impending new corporation is based on the following principles:

      A. The purpose of a new corporation enables the Parties together to explore the business development and funding opportunities in various endeavors while each party retaining its own separate identity, operation, ownership, organization, and relationship.

      B.    The  new  corporation   shall  not  preclude  each  party  on  their
            own/separately to pursue other business opportunities, joint ventures, and strategic alliances with other parties so long as the confidentiality obligations undertaken hereunder are not breached thereby.

      C. Parties agree that the formation, identity, organizational structure, and by-laws of the said new corporation shall be decided on a separate accord by and between the Parties. However, the parties have agreed to form a new corporation domiciled in the State of Nevada, and the name is Canyon Creek Oil and Gas, Inc.

      D. Each party has a right to assign his respective stock in new corporation to other entities that the party owns or controls. Any reassignment or sale of stock in the new corporation should be allowed as long as the same party owns or controls the new entity. Any reassignment or sale of the new corporation stock by an entity that the said party does not own or control should be decided on a consensus by all stockholders of the new corporation.

      E.    ---------------Intentionally left blank ----------------

      F.    The parties desire to exchange  certain  proprietary or confidential
            information  for  the  purpose  of  exploring   potential   business
            development and funding opportunities.

      G. The parties are willing to provide such information for such purpose in accordance with the terms hereof;

      H. UPDA agrees to provide $500,000 (Five Hundred Thousand Dollars) in funding to the new corporation, at the rate of $300,000 (Three Hundred Thousand Dollars) within 30 days of execution hereof and $200,000 (Two Hundred Thousand Dollars) ninety days thereafter. USPX agrees to utilize the funds provided by UPDA for the sole purpose of rejuvenation and reestablishing the oil and gas production, including but not limited to, modernizing or re-habilitating the existing infrastructure, redevelopment or restoration of existing active or inactive wells, and recompletion to zones of interest capable of producing in commercial quantities. The funds shall be utilized in normal course of events, including but not limited to, construction of roads, laying flow-lines, installing electrical lines and panels, installing electric motors to run pumping units, and installation of compressors, delivery and set-up of pumping units, installing rods or tubing, replacing or refurbishing down-hole pumps, acquiring regulatory permits to perform work, insurance, field supervision, general administration, and overhead. All work performed by USPX shall be done in accordance with acceptable industry standards and the proposed expenditures as outlined on Exhibit "A" as attached hereto and titled "Use of Funds".

      I. USPX agrees to assign all Leases ("Subject Leases") currently owned by USPX and its owners/members to new corporation for the sole benefit of the new corporation; and USPX will secure a legal at its sole cost and expense to insure that the assignment is legally valid and may not be contested, such leases and assignment as Exhibit "B is attached hereto and titled "Assignment, Bill of Sale and Conveyance."

      J.    TCC will work with all parties to facilitate funding needs.

      K. USPX will act a managers and operators of the new corporation. Further description of the Management Agreement or Operating Agreement as Exhibit "C" is attached hereto and titled Management Agreement.

      L. The Parties hereby agree a three member individual board will be elected to oversee the new corporation. One director will be chosen by UPDA; the remaining two will be chosen by USPX.

      M. The Parties hereby agree that all revenues of new corporation will be booked to the parent company (UPDA) and a distribution mechanism will be put in place to insure that all parties receive their proportionate fair share of the profits of the new corporation. All revenues or oil and gas proceeds from the Subject Leases shall be first deposited into the new corporation account and the lease operating expenses shall be deducted and paid prior to any profits being allocated to the Parties.

      N.    ---------------Intentionally left blank ----------------

      O. The parties hereby agree that UPDA will be entitled to file a mortgage against the leases herein referenced to secure performance of the actions contemplated by this MOU. UPDA shall release said mortgages upon the commencement or completion of all of the events as set forth in Exhibit A, Use of Funds, and shall be entitled to foreclose said mortgages, at its sole discretion, upon failure to commence or complete performance within the time frames set forth therein.

                            CONFIDENTIAL INFORMATION

1.    Definitions.

      a. "Confidential Information" shall mean all confidential or proprietary written, recorded, electronic or oral information or data (including without limitation research, developmental, engineering manufacturing, technical, marketing, sales, financial, operating, performance, cost, business and process information or data, know-how, and computer programming and other software and software techniques) provided (whether such confidentiality or proprietary status is indicated orally, or whether or not the specific words "confidential" or "proprietary" are used) to a Party(s) (the "Receiving Party(s)") by the other Party (the "Disclosing Party(s)") in the course of the exchange of such information or data between the Parties. The Confidential Information shall also without limitation include specific business transaction opportunity specific funding, credit enhancement, contacts, buyers, sellers, investors, and or joint venture partners ("Sources").

      b. Each Party shall include any of the Party's subsidiaries or affiliates.

      c. "Person" shall be broadly interpreted to include, without limitation, any corporation, company, partnership, other identity or individual.

      d. "Representatives" shall mean, as to any Person, its directors, officers, employees, agents and advisors (including, without limitation, financial advisors, attorneys and accountants).

2.    Confidentiality   and  Non-Use.  In  any  consideration  of  each  Party's
      providing Confidential Information, the Parties agree as follows:

      e. The Receiving Party(s) shall hold confidential and not disclose to any Person without prior written consent of the Disclosing Party(s), all Confidential Information and any information about the Proposed Transaction, or the terms or conditions or any other facts relating thereto, including, without limitation, the fact that discussions are taking place with respect thereto or the status thereof, or the fact that Confidential Information has been made available to the Receiving Party(s) or its Representatives; provided, however that the Receiving Party(s) may disclose such Confidential Information to its Representatives who are actively and directly participating in its evaluation of the Proposed transaction or otherwise need to know the Confidential Information for the purpose of evaluating the Proposed Transactions;

      f. The Receiving Party(s) shall cause all its Representatives to observe the terms of this MOU and shall be responsible for any breach of the terms of this MOU by it or its Representatives; and

      g. The Receiving Party(s) shall return or destroy all Confidential Information (including all copies thereof) within 30 days of receipt of a written request therefore by the Disclosing Party(s).

3. In addition to the forgoing, each of the Receiving Party(s) will not use the Confidential Information for any purpose other than in connection with the Proposed Transaction between the Parties.

4. Exceptions to the Confidentiality and NON-Use Obligations. The obligations imposed by Section 2 hereof shall not apply, or shall cease to apply, to any Confidential Information if or when, but only to the extent that, such Confidential Information:

      h. Was known to the Receiving Party(s) prior to the receipt of the Confidential Information hereunder; or

      i.  Was,  or  becomes,   through  no  breach  of  the  Receiving  Party(s)
      obligations hereunder, known to the public; or

      j. Becomes known to the Receiving Party(s) from sources other than the Disclosing Party(s) under circumstances not involving any breach of any confidentiality obligation; or

      k. Is independently developed by the Receiving Party(s), as evidenced by the written records thereof.

It shall not be a breach of the confidentiality obligations hereof for a Receiving Party(s) to disclose Confidential Information where, but only to the extent that, such disclosure is required by law or applicable legal process, and or the course of conduct of ordinary business of the new corporation for the mutual benefits on a need to know basis.

                            MISCELLANEOUS PROVISIONS

5. No Representations and Warranties. Each of the Parties makes no representations or warranties, express or implied, of any kind to the other Party with respect to the Confidential Information, including without limitation with the respect to the accuracy or completeness thereof. Any representations or warranties shall be made, if at all, only in definitive written MOU that may be entered into hereafter.

6. Termination; Duration of Obligations. Unless sooner terminated by mutual written MOU of the Parties hereto or by integration into a definitive agreement and creation of the new corporation contemplated hereby, this MOU and the obligations hereunder shall terminate five years from the date hereof. Notwithstanding anything to the contrary, in the event UPDA fails to make its obligations as outlined in the paragraph H above, then this MOU shall terminate unless extended in writing by the Parties.

7.    Entire MOU. This MOU  represents the entire  understanding  and MOU of the
      Parties  and  supersedes  all  prior  communications;   this  MOU  is  the
      understandings between the Parties relating to the subject matter hereof.

8. Waivers; Amendments; Assignment; Counterparts. This MOU may not be modified, amended or waived except by a written instrument duly executed by both Parties. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder. This MOU may not be assigned by either Party without the prior written consent of the other and shall be binding on, and inure to the benefit of, the respective successors of the Parties hereto. This MOU may be signed in two or more counterpart originals, each of which shall constitute an original document.

9. Governing Law; Disputes. This MOU is made subject to and shall be construed under the laws of the State of Nevada, without giving effect to its principles or rules regarding conflict laws.

10. Remedies. Without prejudice to the rights and remedies otherwise available to either Party, each Party shall be entitled to equitable relief by way of injunction or otherwise if the Receiving Party(s) or any of its Representatives breach or threaten to breach any of the provisions of this MOU and the Receiving Party(s) shall not plead in defense thereto that there would be an adequate remedy at law.

IN WITNESS WHEREOF, each of the Parties has caused this MOU to be executed by their respective, fully authorized representatives as of the date first written above.

USProduction & Exploration, LLC


By:
    -----------------------------------------
    Donald W. Orr                   Title

Universal Property Development and Acquisition Corp.


By:
    -----------------------------------------
    Kamal Abdallah                  Title

Triple Crown Consulting


By:
    -----------------------------------------
    Benjamin Kaplan                 Title

                                   EXHIBIT "A"

                      Attached to and made a part hereof to
                      That certain MOU dated June 30, 2005

                                  Use of Funds
                       (See attached Microsoft Excel File)

                                   EXHIBIT "B"

                       Attached to and made a part hereof
                     To that certain MOU dated June 30, 2005

                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE

                                  June 27, 2005

STATE OF TEXAS
                                           KNOWN ALL MEN BY THESE PRESENTS: THAT
COUNTY OF PALO PINTO

WHEREAS, Donald W. Orr, (herein called "Grantor"), subject to the reservations, exceptions and agreements noted below, desires to assign and convey an undivided rights, title, and interest in and to those certain Oil and Gas Leases, oil and gas well, assets and properties described on Exhibit "A", which is attached hereto and made a part hereof for all purposes, to ________________________, whose address is ___________________________, hereinafter referred to as the "Grantee".

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by Grantors, and the assumption and covenant and agreement of Grantee, Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER unto Grantee the undivided interest in the following described properties, rights and interests (the "Properties") with an effective date of June 1, 2005:

            (a) An undivided __________ of 8/8th of the Grantor's right, title and interest of Grantor in and to the oil and gas leases (the "Subject Leases"), described on Exhibit "A" hereto (and any ratifications and amendments thereto, whether or not the same are described on Exhibit "A", and subject to landowner's royalties, overriding royalties and other matters); and

            (b) An undivided ______________ of 8/8th without limitation of the foregoing, of the other rights, titles and interests (of whatever kind or character, whether legal or equitable, and whether vested or contingent) of Grantor in and to the oil, gas and other minerals in and under or that may be produced from the lands described on Exhibit "A" hereto or in the Subject Leases or in any other instrument described on Exhibit "A" hereto; and

            (c) An undivided __________________ of 8/8th of the right, title and interest of Grantor in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations, designations and/or orders (including, without limitation, those described on Exhibit "A" hereto) and in and to the properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of an federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations) relating to the properties described in subparagraphs (a) and (b) above;

            (d) An undivided ______________ of 8/8th of the right, title and interest of Grantor in and to all presently existing and valid production sales contracts, operating agreements, and other agreements and contracts which relate to any of the properties described in subparagraphs (a), (b) and (c) above; and

            (e) An undivided ________________ of 8/8th of the right, title and interest of Grantor in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flow-lines, tanks, buildings, compressors, saltwater disposal facilities, injection facilities, compression facilities, gathering systems, and other equipment) used in connection with the exploration, development, operation or maintenance of the properties described in subparagraphs (a), (b) and (c) above and in and to all permits and licenses including, without limitation, all environmental and other governmental permits, licenses and authorizations), rights of way, easements, and other rights of surface use and other rights and interests used in connection with the exploration, development, operation or maintenance of the properties described in subparagraphs (a), (b) and (c) above. THIS SALE OF PERSONAL PROPERTY AND FIXTURES IS MADE AS IS WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, AND IN PARTICULAR, WITHOUT WARRANTY AS TO MERCHANTABILITY OR AS TO FITNESS OF SUCH PROPERTY OR ANY PART THEREOF FOR ANY PURPOSE OR INTENDED USE, ALL OF WHICH WARRANTIES OF MERCHANTABILITY, FITNESS FOR USE AND FREEDOM FROM APPARENT OR LATENT DEFECTS, ARISING BY IMPLICATION, LAW, STATUTE, REGULATION OR OTHERWISE, ARE EXPRESSLY WAIVED BY ASSIGNEE.

TO HAVE AND TO HOLD the above described Properties unto Grantee, Grantee's heirs, devisees, personal representatives, successors and assigns, without warranty of any kind, either expressed or implied.

IN WITNESS WHEREOF this Conveyance has been executed on June 27, 2005, effective as to runs of oil and deliveries of gas as of 7:00 A.M. Central Time on June 1, 2005.

GRANTOR:

Donald W. Orr


----------------------------------


STATE OF TEXAS

COUNTY OF _____________

      On this ____day of __________, 2005, before me, the undersigned, authority, personally came and appeared Donald W. Orr, that he signed the above and foregoing document as his own free act and deed and for the uses and purposes therein set forth and apparent.


                                             -----------------------------------
                                             NOTARY PUBLIC, State of ___________

                                   Exhibit "A"

I.    OIL, GAS, AND MINERAL LEASES SUBJECT TO THIS AGREEMENT

ARCHER COUNTY, TEXAS

1.    UNIT NAME:         Jones-Ford Unit

      LEASE NUMBER:      TX  6331-000
      LEASE DATE:        4-26-45
      LESSOR:            Walter Ford, et al
      LESSEE:            E. R. Perkins
      RECORDED:          Book 200, Page 161
      DESCRIPTION: INSOFAR AS SAID LEASE COVERS THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: 220.5 acres, more or less out of Survey 19, Block 1, TC RR Co. Survey, Abstract 223, described as follows:
      Beginning at the Northwest corner of a 160 acre tract conveyed to W. I. Haston by deed recorded in Volume U, Page 43, Deed Records of Archer County, Texas; thence North 1455.56 foot to North line of said Survey 19, corner in road; thence West with North line of said Survey 1538.09 feet to Northeast corner of the 10 acre tract sold to the church; thence South 1089.92 feet to corner; thence West 330 feet to corner; thence South 707.5 feet to corner; thence west 770 feet to the West line of said Survey 19; thence South 725 feet to Southeast corner of the original Krebs tract; thence East 833.3 feet to Northeast corner of the R. H. Dearing 112 acre tract; thence South with East line of said Dearing tract 2600 feet to the Southeast corner thereof in the South line of Section 19; thence East 1805.56 feet; thence North passing the Southwest corner of said Haston tract, in all 3666.67 feet to place of beginning.

2.    UNIT NAME:         Jones-Ford Unit

      LEASE NUMBER:      TX  6332-000
      LEASE DATE:        9-1-45
      LESSOR:            First Evangelical Church
      LESSEE:            E. R. Perkins
      RECORDED:          Book 200, Page 229

      DESCRIPTION: INSOFAR AS SAID LEASE COVERS THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: 40 acres of land out of Survey 19, Block 1, H & TC RR Co. Survey, Abstract 223 described by metes and bounds as follows: Beginning at Northwest corner of said Survey 19; thence East with its North line 1100 feet to corner; thence South 1009.92 feet to corner; thence West 330 feet to corner; thence South 707.5 feet to corner; thence West 770 feet to corner in West line of Section 19; thence North with West line of Section 19, 1797.4 feet to place of beginning.

3.    UNIT NAME:         Jones-Ford Unit

      LEASE NUMBER:      TX 6331-000
      LEASE DATE:        4-26-45
      LESSOR:            Walter Ford, et al
      LESSEE:            E. R. Perkins
      RECORDED:          Book 200, Page 161

      DESCRIPTION: INSOFAR AS SAID LEASE COVERS THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: 40 acres of land out of Survey 19; Block 1, H & TC RR Co., Survey, Abstract 223, described by metes and bounds as follows: Beginning at Northwest corner of said Survey 19, thence East with its North line 1100 feet to corner; thence South 1089.92 feet to corner; thence West 330 feet to corner; thence West 330 feet to corner; thence South 707.5 feet to corner; thence West 770 feet to corner in West line of
      Section 19; thence North with West line of Section 19, 1797.4 feet to place of beginning.

4.    UNIT NAME:         Jones-Ford Unit

      LEASE NUMBER:      TX  6333-000
      LEASE DATE:        6-20-45
      LESSOR:            O. A. Jones
      LESSEE:            E. R. Perkins
      RECORDED:          Book 200, Page 151
      DESCRIPTION: INSOFAR AS SAID LEASE COVERS THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: All of the East 120 acres of the 237.75 acre tract out of the R. H. Kirk Survey, Abstract 250, situated in Archer County, Texas said 237.75 acre tract being described by metes and bounds as follows, to-wit: Beginning at the most Westerly Northwest corner of said survey, thence East 3253 feet with Public Road; thence South with said road 134 feet; thence East with road 685 feet; thence South with road 2531 feet; thence West 3907.5 feet; thence North with West line of said Survey, 2662 feet to the place of beginning and containing 237.75 acres, more or less, being the same land conveyed in a Deed from John Krebs, et ux, to O. A. Jones, dated February 21, 1920, recorded in volume 64, Page 181, Deed Records, Archer County, Texas, to which reference is here made.

5.    UNIT NAME:         Jones-Ford Unit

      LEASE NUMBER:      TX  6334-000
      LEASE DATE:        10-18-45
      LESSOR:            O. A. Jones, et ux
      LESSEE:            Fred M. Manning, Inc.
      RECORDED:          Book 200, Page 237

      DESCRIPTION: INSOFAR AS SAID LEASE COVERS THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: The West 117.75 acres of a 237.75 acre tract out the H. H. Kirk Survey, Abstract 250, Archer County, Texas, said
      237.75  acre  tract  being  described  by metes  and  bounds  as  follows:
      Beginning at the most Westerly Northwest corner of said survey, thence East 3253 feet with Public Road; thence South with said road 134 feet; thence East with road 605 feet; thence South with road 2531 feet; thence West 3907.5 feet; thence North with West line of said Survey, 2662 feet to the place of beginning and containing 237.75 acres, more or less, being the same land conveyed in a Deed from John Krebs, et ux, to O. A. Jones, dated February 21, 1920, recorded in volume 64, Page 181, Deed Records, Archer County, Texas, to which reference is here made.

6.    UNIT NAME:         Jones-Ford Unit

      LEASE NUMBER:      TX  6336-000
      LEASE DATE:        12-6-55
      LESSOR:            W. H. F. Mahler, et ux, Lida Mahler
      LESSEE:            The Ibex Company
      RECORDED:          Book 254, Page 99
      DESCRIPTION: INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE OIL, GAS AND OTHER MINERALS IN AND PRODUCED FROM THE HULL-SILK SAND FORMATION UNDER THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: 20 acres of land out of 112 acres of land, more or less, said 112 acres tract being described by metes and bounds in an oil and gas lease dated June 20, 1945 from Margaret Park Dearing, as Lessor, to E. R. Perkins, as Lessee, recorded in Volume 199, Page 572, Deed Records of Archer County, Texas to which lease reference is here made for a complete description of said 112 acre tract, said 20 acre tract being described by metes and bounds as follows: Beginning at the Northwest corner of said 112 acre tract; thence Easterly with the North line of said tract, a distance of 927.9 feet to a point; thence in a Southerly direction and parallel with the West line of said 112 acre tract a distance of 928.9 feet to a point; thence Westerly and parallel with North line of said tract 937.9 feet with the West line of said tract; thence Northerly with the West line of said tract to the place of beginning, and being the same 20 acre tract assigned by Fred M. Manning, Inc., et al , to Jack E. Kadane on July 29, 1947, by instrument shown of record in Volume 207, Page 519, Deed Records of Archer County, Texas, and subsequently released by Jack E. Kadane in an instrument recorded in Volume 247, Page 197, Deed Records of Archer County, Texas.

7.    UNIT NAME:         Jones-Ford Unit

      LEASE NUMBER:      TX  6336-001
      LEASE DATE:        12-6-55

      LESSOR:            Margaret Park Dearing
      LESSEE:            The Ibex Company
      RECORDED:          Book 254, Page 194
      DESCRIPTION: INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE OIL, GAS AND OTHER MINERALS IN AND PRODUCED FROM THE HULL-SILK SAND FORMATION UNDER THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: 20 acres of land out of 112 acres of land, more or less, said 112 acres tract being described by metes and bounds in an oil and gas lease dated June 20, 1945 from Margaret Park Dearing, as Lessor, to E. R. Perkins, as Lessee, recorded in Volume 199, Page 572, Deed Records of Archer County, Texas to which lease reference is here made for a complete description of said 112 acre tract, said 20 acre tract being described by metes and bounds as follows: Beginning at the Northwest corner of said 112 acre tract; thence Easterly with the North line of said tract, a distance of 927.9 feet to a point; thence in a Southerly direction and parallel with the West line of said 112 acre tract a distance of 928.9 feet to a point; thence Westerly and parallel with North line of said tract 937.9 feet with the West line of said tract; thence Northerly with the West line of said tract to the place of beginning, and being the same 20 acre tract assigned by Fred M. Manning, Inc., et al , to Jack E. Kadane on July 29, 1947, by instrument shown of record in Volume 207, Page 519, Deed Records of Archer County, Texas, and subsequently released by Jack E. Kadane in an instrument recorded in Volume 247, Page 197, Deed Records of Archer County, Texas.

8.    UNIT NAME:         Jones-Ford Unit

      LEASE NUMBER:      TX  6335-000
      LEASE DATE:        6-20-45
      LESSOR:            W. H. F.  Mahler, et ux
      LESSEE:            E. R. Perkins
      RECORDED:          Book 200, Page 159
      DESCRIPTION: INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE OIL, GAS AND OTHER MINERALS IN AND PRODUCED FROM THE HULL-SILK SAND FORMATION UNDER THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: 19.52 acres of land, more or less, being all of the 112 acres of land, more or less, out of the I. Kornicky Survey No. 12, Abstract 244, The H. H. Kirk Survey Abstract 250, and Section 19, Block1, H & TC RR Co. Survey, Abstract 223, and described by metes and bounds as follows: Beginning at a point on the North line of Section 20, Block 1, H & TC RR Co. Survey, 322.0 varas East of the Northwest corner thereof, same being the Southwest corner of this tract; thence East along the north line of Section 20, Block 1, H & TC RR Co. Survey 675.3 varas to corner in fence; thence North 940.3 varas with fence to a corner in fence; thence West 675.3 varas to the Northwest corner of said 112 acre tract at corner in fence; thence South with fence line 929.1 varas to the place of beginning, and being the same tract conveyed to R. H. Dearing by Z. E. Scofield, et ux, by deed dated June 29, 1920, recorded in Volume 64, Page 414, Deed Records of Archer County, Texas, SAVE AND EXCEPT the following: That certain 20 acre tract of land described in Lease No. TX 6336-000 and TX 6336-001, above with respect to the Mahler-Dearing (20 acre) Lease,

9.    UNIT NAME:         Jones-Ford Unit

      LEASE NUMBER:      TX 6335-001
      LEASE DATE:        6-20-45
      LESSOR:            Margaret Park Dearing
      LESSEE:            E. R. Perkins
      RECORDED:          Book 119, Page 572

      DESCRIPTION: INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE OIL, GAS AND OTHER MINERALS IN AND PRODUCED FROM THE HULL-SILK SAND FORMATION UNDER THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: 19.52 acres of land, more or less, being all of the 112 acres of land, more or less, out of the I. Kornicky Survey No. 12, Abstract 244, the R. H. Kirk Survey, Abstract 250, and Section 19, Block 1, H & TC RR Co. Survey, Abstract 223, and described by metes and bounds as follows: Beginning at a point on the North line of Section 20, Block 1, H & TC RR Co. Survey, 322.0 varas East of the Northwest corner thereof, same being the Southwest corner of this tract; thence East along the North line of Section 20, Block 1, H & TC RR Co. Survey 675.3 varas to corner in fence; thence North 940.3 varas with fence to a corner in fence; thence West 675.3 varas to the Northwest corner of said 112 acre tract at corner in fence; thence South with fence line 929.1 varas to the place of beginning, and being the same tract conveyed to R. H. Dearing by Z. E. Scofield, etux, by deed dated June 29, 1920, recorded in Volume 64, Page 414, Deed Records of Archer County, Texas, SAVE AND EXCEPT the following: That certain 20 acre tract of land described in Lease No. TX 6336-000 and TX 6336-001, above with respect to the Mahler-Dearing (20 acre) Lease.

10.   UNIT NAME:         Jones-Ford Unit

      LEASE NUMBER:      TX 6337-000
      LEASE DATE:        6-20-45
      LESSOR:            W. H. F. Mahler, et ux
      LESSEE:            E. R. Perkins
      RECORDED:          Book 200, Page 153

      DESCRIPTION: INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: The North 29.65 acres of the East 42.53 acres of a tract of 70.42 acres, more or less, out of the
      I. Kornicky Survey No. 12, Abstract 244, and the R. H. Kirk Survey, Abstract 250, said 70.42 acre tract being described by metes and bounds as follows: Beginning at a point in the present fence line 352.3 feet West of the Northwest corner of Survey 20, Block 1, H & TC RR Co. Survey, same being the Southwest corner of a 40 acre tract leased to E. R. Perkins by instrument recorded in Volume 200, Page 157, Deed Records of Archer County, Texas; thence North with the West line of said 40 acre tract
      533.15 varas to its Northwest corner; thence East 423.55 varas to the Northeast corner of said 40 acre tract; thence North with the fence line and the West line of the original R. H. Dearing 112 acre tract 395.95 varas to a point in fence line; thence West 675.4 varas to the Northeast corner of a 227.09 acre tract 917.9 varas to point in fence, same being the Southeast corner of said 227.09 acre tract; thence South with fence and the East line of said 227.09 acre tract 917.9 varas to point in fence, same being the Southeast corner of said 227.09 acre tract; thence East with fence 251.5 varas to place of beginning.

11.   UNIT NAME:         Jones-Ford Unit

      LEASE NUMBER:      TX 6337-000
      LEASE DATE:        6-20-45
      LESSOR:            W. H. F. Mahler, et ux
      LESSEE:            E. R. Perkins
      RECORDED:          Book 200, Page 153
      DESCRIPTION: INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: The North 20.43 acres of the 55.78 acre tract composed of two tracts of land fully described as follows: Tract I: The East 27.89 acres of a 227.89 acre tract out of the William Shaw Survey, Abstract 378, the I. Kornicky Survey No. 12, Abstract 244, and the R. H. Kirk Survey, Abstract 250, said entire 227.89 acre tract being described by metes and bounds as follows: Beginning at a point in the fence line as now located on the ground that is 351.8 varas West of the Northwest corner of Survey No. 20, Block 1, H & TC RR Co. Survey, same being a corner in fence and the southeast corner of the tract herein described: thence North with fence 917.9 varas to point in fence; thence West 356.8 varas to point in fence and the East line of the Shaw Survey; thence South 125.4 varas to corner in fence; thence West 1273.2 varas with fence to corner in fence; thence South with fence line to corner in fence and the Southwest corner of the Shaw Survey; thence East at 1220 varas passing the Southeast corner of the Shaw Survey, in all 1574.4 varas to the place of beginning. Tract 2: The West 27.89 acres of a tract of 70.42 acres, more or less, out of the I. Kornicky Survey No. 12, Abstract 244, and the R.H. Kirk Survey, Abstract 250, described by metes and bounds as follows: Beginning at the point in the present fence line that is 100.75 varas West of the Northwest corner of the aforesaid Survey No. 20, same being Southwest corner of a 40 acre tract, leased to E. R. Perkins by instrument recorded in Volume 200, Page 157, Deed Records of Archer County, Texas; thence North with the West line of said 40 acre tract
      533.15 varas to its Northwest corner; thence East 423.55 varas to the Northeast corner of said 40 acre tract; thence North with the fence line and the West line of the original R. H. Dearing 112 acre tract 395.95 varas to point in fence line; thence West 675.4 varas to the Northeast corner of a 227.89 acre tract; thence South with fence and the East line of said 227.89 acre tract 917.9 varas to point in fence, same being the Southeast corner of said 227.89 acre tract; thence East with fence 251.5 varas to place of beginning.

12.   UNIT NAME:         Mahler "A" Unit

      LEASE NUMBER:      TX 6342-000
      LEASE DATE:        2-11-44
      LESSOR:            Herman Mahler, et ux
      LESSEE:            J. G. Wooten
      RECORDED:          Book 194, Page 170
      DESCRIPTION: INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: A 20 acre tract of land described as follows: Commencing at the Southwest corner of a 160 acre tract more specifically described in said lease, thence North with West line of said 160 acre tract 933 1/3 feet to a point for Northwest corner of this tract; thence East parallel with the South line of said 160 acre tract 933 1/3 feet to Northeast corner of this 20 acre tract; thence South parallel with the West line of this tract 933 1/3 feet to Southeast corner in the South line of said 160 acre tract 933 1/3 feet to the Southwest corner in of this tract and the point of commencement and containing in all 20 acres of land. RIGHTS LIMITED TO A DEPTH BELOW 1,000 FEET FROM SURFACE AND LESS AND EXCEPT ALL LEASEHOLD RIGHTS IN AND TO THE VOGTSBERGER HORIZON OF STRAWN AGE BEING IDENTIFIED AT A SUBSURFACE INTERVAL OF 4,541 FEET TO 4, 794 FEET.

13.   UNIT NAME:         Mahler "A" Unit

      LEASE NUMBER:      TX 10077-000
      LEASE DATE:        4-24-85
      LESSOR:            Caroline Mahler, a widow and Doris Mahler
                         Pappan
      LESSEE:            American Petrofina Company of Texas
      RECORDED:          Book 446, Page 198
      DESCRIPTION: INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE FOLLOWING DESCRIBED LAND SITUATED IN ARCHER COUNTY, TEXAS: 182 acres of land, more or less, out of 202 acres of land, more or less, being a part of the West One-Half (W/2) of Section 180, Block 1 of the Houston and Texas Central Railroad Company Survey, A 898; and more particularly described in a Warranty Deed from Fred Mahler and wife, Anna Mahler, to Herman Mahler, filed December 11, 1930, recorded in Volume 143, Page 544, Deed Records of Archer County, Texas. Deed reference made herein for a more complete description of metes and bounds. SAVE AND EXCEPT 20 acres of land, more or less, committed to the East Vogtsberger Unit, Archer County, Texas, and being operated by American Petrofina Company of Texas; said 20 acres being out of an original 160 acre lease from Herman Mahler, et ux to J. G. Wooten, dated February 11, 1944, recorded in Volume 194, Page 170, Deed Records of Archer County, Texas. SAVE AND EXCEPT the oil, gas and minerals to a depth of 2,000 feet beneath the surface of the Northeast Quarter of the Northwest Quarter (NE/4 NW/4) of Section 18, Block 1, of the Houston and Texas Central Railroad Company Survey, A-898; and more particularly described in an Oil, Gas and Mineral Lease from Caroline Mahler, et al to Larry P. McClendon, recorded in Volume 374, Page 284, Deed Records of Archer County, Texas.

14.   UNIT NAME:         East Vogtsberger

      LEASE NUMBER:      TX 6341-000
      LEASE DATE:        8-16-54
      LESSOR:            Walter Ford and wife, Esther B. Ford,
                         J. R. Wilson, Arch Dawson, Mrs. Carrie
                         Mahler, a widow, Mrs. Lydia Hughes and
                         husband, Les Hughes, Katherine F.
                         McLaughlin and husband, Arch McLaughlin
      LESSEE:            John M. Mouser
      RECORDED:          Book 235, Page 323
      DESCRIPTION:  INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE  FOLLOWING
      DESCRIPTION: 88 ACRES OF LAND, MORE OR LESS, OUT OF Survey No. 19, Block 1, H & TC RR Co. Survey, described as follows: Beginning at Northeast corner of said Section 19; thence South with its East line 1459 feet; thence West parallel with North line of said Survey 2602 feet; thence North 524 varas to North line of said section; thence East with North line of said section 2604 feet to the beginning and containing 88 acres, more or less.

15.   UNIT NAME:         East Vogtsberger

      NUMBER:            TX 6341-001
      LEASE DATE:        8-16-54
      LESSOR:            Arch McLaughlin and Katherine F.
                         McLaughlin, husband and wife
      LESSEE:            John M. Mouser
      RECORDED:          Book 235, Page 325
      DESCRIPTION:  INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE  FOLLOWING
      DESCRIPTION: 88 acres of land, more or less, out of Survey No. 19, Block 1, H & TC RR Co. Survey, described as follows: Beginning at Northeast corner of said Section 19; thence South with its East line 1459 feet, thence West parallel with North line of said Survey 2602 feet; thence North 524 varas to North line of said Section; thence East with North line of said Section 2604 feet to the beginning and containing 88 acres, more or less.

16.   UNIT NAME:         East Vogtsberger

      NUMBER:            TX  6342-000
      LEASE DATE:        2-11-44
      LESSOR:            Herman Mahler, et ux
      LESSEE:            J.G. Wootten
      RECORDED:          Book 194, Page 170
      DESCRIPTION: INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS ALL FARMATIONS BELOW 1000 FEET FROM THE SURFACE IN AND UNDER THE FOLLOWING DESCRIBED
      LAND: That certain 20 acre tract of land out of certain 160 acre tract out of H & TC RR Co. Survey No. 18, Certificate 32/3066, Block 1, Abstract No. 8998 at the more specifically described Oil and Gas Lease here before executed by Herman Mahler and wife Caroline Mahler, as Lessors, to J. C. Wootten, as Lessee, dated February 11, 1944 duly recorded in Volume 194, Page 170, of the Deed Records of Archer County, Texas and said 20 acre tract being more specifically described as follows: Commencing at the Southwest corner of said 160 acre tract; thence North with West line of said 160 acre tract 933 1/3 feet to a point for Northwest corner of this tract; thence East parallel with the South line of said 160 acre tract 933 1/3 feet to Northeast corner of this 20 acre tract; thence South parallel with the West line of this tract 933 1/3 feet to Southeast corner in the South line of said 160 acre tract; thence West along the South line of said 160 acre tract 933 1/3 feet to the Southwest corner of this tract and the point of commencement and containing in all 20 acres of land. INSOFAR AND ONLY INSOFAR AS SAID TWENTY (20) ACRES COVER THE VOGTSBERGER HORIZON OF STRAWN AGE BEING IDENTIFIED AT A SUNSURFACE INTERVAL OF 4,641 FEET TO 4,794 FEET.

17.   UNIT NAME:         East Vogtsberger

      NUMBER:            TX 6343-000
      LEASE DATE:        1-20-45
      LESSOR:            Blanche Nichols McKee, et al
      LESSEE:            J. G. Wooten
      RECORDED:          Book 198, Page 506
      DESCRIPTION:  INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE  FOLLOWING
      DESCRIPTION: Being Lots 1,2,3,4,5, and 6 in and being all of Block 50 of the American Tribune New Colony Lands, and being a part of Survey 19, Block 1, H & TC RR Co. Survey, Abstract No. 223, situated in Archer County, Texas according to the recorded map or plat said subdivision of record in the office of the County Clerk of Archer County,Texas, SAVE AND EXCEPT the South 128 acres thereof, and containing 100 acres, more or less.

18.   UNIT NAME:         East Vogtsberger

      NUMBER:            TX 6344 -000
      LEASE DATE:        11-19-54

      LESSOR:            Adelbert P. Nichols, Jr.
      LESSEE:            The Ibes Company
      RECORDED:          Book 247, Page 372
      DESCRIPTION:  INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE  FOLLOWING
      DESCRIPTION: Being the South 128 acres of the following described tract of land: Lots 1,2,3,4,5, and 6 in Block 50 of the American Tribune New Colony Company Lands, according to the recorded map or plat of said subdivision of record in the office of the County Clerk of Archer County, Texas, and being the same 120 acres of land described in the Partial Release of Oil and Gas Lease from Fred M. Manning, Inc. et al, to Blanche Nichols McKee, et al.

19.   UNIT NAME:         West Vogtsberger

      LEASE NUMBER:      TX 6331-000
      LEASE DATE:        4-26-45
      LESSOR:            Walter Ford, et al
      LESSEE:            E. R. Perkins
      RECORDED:          Book 200, Page 161  LEASE DATE:
      DESCRIPTION:  INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE  FOLLOWING
      DESCRIPTION: 220.5 acres, more or less, out of Survey 19, Block 1, H & TC RR Co. Survey, Abstract 223,described as follows: Beginning at the Northwest corner of a 160 acre tract conveyed to W.I. Haston by deed recorded in Volume U, Page 43, Deed Records of Archer County, Texas: thence North 1455.56 feet to the North line of said Survey 19, corner in road; thence West with North line of said Survey 1538.89 feet to Northeast corner of the 10 acre tract sold to the Church; thence South 1089.92 feet to corner; thence West 330 feet to corner; thence South 707.5 feet to corner; thence West 770 feet to the West line of said Survey 19; thence South 725 feet to Southeast corner of the original corner of the original Krebs tract; thence East 833.3 feet to Northeast corner of the R. H. Dearing 112 acre tract; thence South with East line of said Dearing tract 2600 feet to the Southeast corner thereof in the Southline of Section 19; thence East 1805.56 feet; thence North passing the Southwest corner of said Haston tract, in all 3666.67 feet to place of beginning.

20.   UNIT NAME:         West Vogtsberger

      NUMBER:            TX 6332-000
      LEASE DATE:        9-1-45
      LESSOR:            First Evangelical Church
      LESSEE:            E.R. Perkins
      RECORDED:          Book 200, Page 229
      DESCRIPTION:  INSOFAR AND OMLY INSOFAR AS SAID LEASE COVERS THE  FOLLOWING
      DESCRIPTION: 40 acres of land out of Survey 19, Block 1, H &TC RR Co. Survey, Abstract 233, described by metes and bounds as follows: Beginning at the Northwest corner of said Survey 19; thence East with its North line 1100 feet to corner; thence South 1089.92 feet to corner; thence West 330 feet to corner; thence South 707.5 feet to corner; thence West 770 feet to corner in West line of Section 19; thence North with West line of Section 19, 1797.4 feet to place of beginning, of Archer County, Texas.

21.   UNIT NAME:         West Vogtsberger

      NUMBER:            TX 6331-000
      LEASE DATE:        4-26-45
      LESSOR:            Walter Ford, et al
      LESSEE:            E. R. Perkins
      RECORDED:          Book 200, Page 161 LEASE DATE:
      DESCRIPTION:  INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE  FOLLOWING
      DESCRIPTION: 40 acres of land out of Survey 19, Block 1, H & TC RR Co. Survey, Abstract 223, described by metes and bounds as follows: Beginning at the Northwest corner of said Survey 19; thence East with its North line 1100 feet to corner; thence South 1089.92 feet to corner; thence West 330 feet to corner; thence South 707.5 feet to corner; thence West 770 feet to corner in West line of Section 19; thence North with West line of Section 19, 1797.4 feet to place of beginning, of Archer County, Texas.

22.   UNIT NAME:         West Vogtsberger

      NUMBER:            TX 6333-000
      LEASE DATE:        6-20-45
      LESSOR:            O. A. Jones
      LESSEE:            E. R. Perkins
      RECORDED:          Book 200, Page 151
      DESCRIPTION:  INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE  FOLLOWING
      DESCRIPTION:  All of the East 120 acres of a 237.75  acre tract out of the
      H. H. Kirk Survey,  Abstract 250,  situated in Archer County,  Texas, said
      237.75 acre tract being described by metes and bounds as follows, to-wit; Beginning at the most Westerly Northwest corner of said Survey; thence East 3253 feet with Public Road; thence South with said road 134 feet; thence East with road 685 feet; thence South with road 2531 feet; thence West 3907.5 feet; thence North with West line of said Survey, 2662 feet to the place of beginning and containing 237.75 acres, more of less, being the same land conveyed in a Deed from John Krebs et ux to O. A. Jones, dated February 21, 1920, recorded in Volume 64, Page 181, Deed Records, Archer County, Texas, to which reference is here made.

23.   UNIT NAME:         West Vogtsberger

      NUMBER:            TX 6335-000

      LEASE DATE:        6-20-45
      LESSOR:            W. H. F. Mahler, et ux
      LESSEE:            E. R. Perkins
      RECORDED:          Book 200, Page 159
      DESCRIPTION:  INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE  FOLLOWING
      DESCRIPTION: 72.48 acres of land out of 112 acres of land, more or less, described by metes and bounds as follows: Beginning on the North line of
      Section 20, Block 1, H & TC RR Co. Survey 322.8 varas East of Northwest corner thereof; thence East 675.3 varas to the Southeast corner of said 112 acre tract; thence North 0 degrees 7 minutes East with East line of said 112 acre tract 605.9 varas; thence Westerly parallel with Northerly line of said 112 acre tract 675.3 varas to a point on West line of said 112 acre tract and the Southwest corner of the Mahler Dearing 20 acre tract; thence South 0 degrees; 7 minutes West with the West line of said 112 acre tract 594.7 varas to the place of beginning, situated in Archer County, Texas.

24.   UNIT NAME:         West Vogtsberger

      NUMBER:            TX 6335-001
      LEASE DATE:        6-20-45
      LESSOR:            Margaret Park Dearing
      LESSEE:            E. R. Perkins
      RECORDED:          Book 199, Page 572
      DESCRIPTION:  INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE  FOLLOWING
      DESCRIPTION: 72.48 acres of land out of 112 acres of land, more or less, described by metes and bounds as follows: Beginning on North line of
      Section 20, Block 1, H & TC RR Co. Survey 322.8 varas East of Northwest corner thereof; thence East 675.3 varas to the Southeast corner of said 112 acre tract; thence North 0 degrees 7 minutes East with East line of said 112 acre tract 605.9 varas; thence Westerly parallel with Northerly line of said 112 acre tract 675.3 varas to a point on West line of said 112 acre tract and the Southwest corner of the Mahler Dearing 20 acre tract; thence South 0 degrees, 7 minutes West with the West line of said 112 acre tract 594.7 varas to the place of beginning, situated in Archer County, Texas.

25.   UNIT NAME:         West Vogtsberger

      NUMBER:            TX 6335-000
      LEASE DATE:        6-20-45
      LESSOR:            W. H. F. Mahler, et ux
      LESSEE:            E. R. Perkins
      RECORDED:          Book 200, Page 159
      DESCRIPTION: INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE FOLLOWING DESCRIPTION- SAVE AND EXCEPT FROM SAID LAND HULL-SILK SAND FORMATION:
      39.52 acres of land, more or less, being the same 39.52 acre tract of land described in a Pooling agreement dated April 16, 1959, executed by Margaret Park Dearing, to which Pooling Agreement as ratified and supplemented, reference is here made for all purposes.

26.   UNIT NAME:         West Vogtsberger

      NUMBER:            TX 6338-000
      LEASE DATE:        7-3-62
      LESSOR:            Lida Mahler, Individually and as
                         Executrix of the Estate of W. H. F.
                         Mahler, deceased
      LESSEE:            Graridge Corporation
      RECORDED:          Book 288, Page 163
      DESCRIPTION:  INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE FOLLOWING:
      Being 40 acres of land, being parts of the I. Kornicky Survey, Abstract 244, and the H. H. Kirk Survey, Abstract 250, described by metes and bounds as follows: Beginning at a point of the North line of Section 20, Block 1, H &TC RR Co. Lands 322.0 varas East of the Northwest corner thereof, same being the Southwest corner of a 112 acre tract as more particularly described in Volume 64, Page 414, Deed Records Archer County, Texas, for the Southeast corner and beginning corner of this tract; thence North with the fence line 533.15 varas to a corner in the fence for the Northeast corner of this tract; thence West parallel with the South line of this tract 423.55 varas to a point for the Northwest corner of this tract; thence South parallel with the West line of this tract 533.15 varas to a point in the fence line; thence East 423.55 varas to the place of beginning, and containing 40 acres, more or less.

27.   UNIT NAME:         West Vogtsberger

      NUMBER:            TX 6339-000
      LEASE DATE:        5-14-59
      LESSOR:            American Climax Petroleum Corp.
      LESSEE:            The Ibex Company
      RECORDED:          Book 269, Page 572
      DESCRIPTION:  INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE FOLLOWING:
      The Northeast Quarter of the Northwest Quarter (NE/4 NW/4) of H & TC RR Co. Survey, Block 20, Abstract 1198, Archer County, Texas.

28.   WELL NAME:         Block Estate

      LEASE NUMBER:      TX 6340-000
      LEASE DATE:        2-17-44
      LESSOR:            E.J. Mahler et al
      LESSEE:            J. G. Wooten

      RECORDED:          Book 197, Page 27
      DESCRIPTION: INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS THE FOLLOWING LANDS, TO-WIT: The North 160 acres of the East Half LESS AND EXCEPT the Northwest 40 acres of the East Half from the surface of the earth to 2000 feet below the surface of the earth. Section 18, Block 1, H & TC RR Co. Survey, A-898, Archer County, Texas.

COLEMAN COUNTY, TEXAS

TRACT I - May Hagler Lease: The south 180 acres of the north 260 acres of the west 413 acres of the Bradford Fowler Survey No. 485, and being the same land described in said lease dated March 25, 1953, executed by Ella May Hagler, et al, as Lessor, in favor of Carvel Walker, as Lessee, recorded in Vol. 326, page 316, of the Deed Records of Coleman County, Texas,

TRACT II - J. G. Parker Lease: Lease recorded in Vol. 326, page 312, of the Deed Records of Coleman County, Texas and described as follows: 103 acres of land located in the SW part of the Bradford Fowler Survey No. 485, A-203, Coleman County, Texas, to wit: all of the following described 153 acres of land, except the west 50 acres thereof: beginning at the SW corner of said survey; thence north 586.7 vrs. To the SW corner of and 80-acre tract sold to P. B. Hagler; thence east 1550 vrs. with Hagler's south line to a st. md. set for NE corner of the subdivision; thence south 528.8 vrs. to st. set in the south line of said Survey No. 485; thence SW 1550 vrs. with the south boundary line of said survey to the place of beginning, and being the same land described in the Deed from J.
A. Parker to Jett Parker dated November 27, 1908, recorded in Vol. 65, page 367 of the Deed Records of Coleman County, Texas.

TRACT III - Donie Seal Lease: Lease recorded in Vol. 326, page 304, of the Deed Records of Coleman County, Texas, and described as follows: all that certain tract of parcel of land, lying and being situated in Coleman County, Texas, being 80 acres out of the Bradford Fowler Survey No. 485, page no. 63, cert. No. 1144, abstract 203, meted and bounded as follows, to wit: beginning at the NE corner of an 180 acre subdivision out of the Bradford Fowler Survey No. 485, a st. md. in the north line of said Survey, and 971 vrs. west of the NE corner of said Survey; thence south 291.37 vrs. with east line of said 180 acre subdivision to the SE corner of this 80 acre subdivision; thence west 1550 vrs. through said 180 acre subdivision to the SW corner of this 80 acre tract; in the west line of said Survey No. 485; thence north 291.37 vrs. with the west line of said Survey to a st. md. for the NW corner of said Survey No. 485; thence east 1550 vrs. with the north line of said Survey to the place of beginning, and being the same land described in Deed from J. L. Saverance, et ux, Lola Saverance, to H. A. Hagler, dated January 5, 1942, recorded in Vol. 237, page 497, Coleman County Deed Records, here referred to, and containing 80 acres of land, more or less.

TRACT IV - Fred Knowles Lease: Recorded in Vol. 327, 0age 470, of the Deed Records of Coleman County, Texas, and described as follows; 150.62 acres of land out of the M.D.J Trevino Survey No. 668, and being Block 1 of said Survey, described by metes and bounds as follows; beginning in the east line of said Survey 2,115 vrs. north of the SE corner of said Survey; thence west 599.2 vrs. to the NW corner of Block No. 1; thence south 1419 vrs.; thence east 599.2 vrs.; thence north with the east line of said Survey, 1419 vrs. to the place of beginning and being the same land described in the Deed to Fred Knowles and wife dated March 29, 1951, recorded in Vol. 303, page 408, of the Deed Records of Coleman County, Texas, SAVE AND EXCEPT the north 40 acres thereof.

TRACT V - A. R. Neff and Ruby Nell Neff Lease: Recorded in Vol. 338, page 90 of the Deed Records of Coleman County, Texas covering the following described tracts:

      Tract 1-137 acres of Land out of the Bradford Fowler Survey No. 485, A-203, and describe by metes and bounds as follows: beginning at the SE corner of Survey NO. 484, a stake from wh a L.O. 10" in dia. Brs. S. 72 W. 46 L. O. 10" in dia. Brs. S 49 W 41 vrs.; thence south 1449 vrs. a st. for corner; thence south 87-3/48 W 529 vrs. a st. SW corner this tract and SE corner of subdivision sold to E. W. Parker; thence north with E. W. Parker's east line 1,469 vrs. a st. md in north line of Bradford Fowler Survey No. 485 for NW corner this tract and NE corner of the E. W. Parker subdivision; thence east with north line of said Bradford Fowler Survey 529 vrs. to place of beginning, and being the same land conveyed to L. C. Vaughn by Jett Parker and N. C. Parker by Deed recorded in Vol 55, page 228, Deed Records of Coleman County, Texas, same here referred to and made a part hereof.

      Tract 2-116 acres of land out of the Bradford Fowler Survey No. 485, and describe by metes and bounds as follows; beginning at a st. md. in north line of Survey No. 485 , 529 vrs. west of its NE corner for NE corner this tract; and NW corner of subdivision owned by Jett Parker; thence south with the west line of Jett Parker subdivision 1469 vrs. st md. SE corner this tract SW corner Jett Parker tract; thence south 83-3/4 deg. West 443 vrs.; thence north 830 vrs. pass over SE corner subdivision of subdivision owned Alvin Parker, continue north 646 vrs. 1486 vrs. in all st. md in north line of Survey No. 485 for NW corner this tract; thence east with north line of said Survey, 443 vrs. to the place of beginning, and being the same land conveyed to L. C. Vaughn by E. W. Parker by Deed dated August 20, 1905, and recorded in Vol. 55, page 229, of the Deed Records of Coleman county, Texas, here referred to and made a part hereof;

      AND BEING the same two tracts of land conveyed by M. H, Gossett, Trustee for the Federal Land Bank of Houston, by Leonidas C. Vaughn, by Deed of Trust dated April 26, 1922, filed April 29, 1922, recorded in Vol. 44, page 144, Deed of Trust Records of Coleman County, Texas.

TRACT VI - J. C. Parker Lease: Lease dated September 9, 1955, and recorded in Vol. 355, page 439, Deed Records of Coleman County, Texas and described as follows: 50 acres of land, more or less, being the west 50 acres of a tract 153 acres out of the Branford Fowler Survey No. 485, patent No. 63, certification No. 1144, Abstract No. 203, Coleman County, Texas and said 50 acres being more particular described in Oil, Gas, and Mineral Lease from J. G. Parker, et ux, to Frank W. Burger dated September 5, 1955, recorded in Vol. 355, page 439, of the Deed Records of Coleman County, Texas.

The above interests are subject to the terms and conditions of that certain Unit Agreement for the Hagler (Capps Lime) Unit dated May 15, 1963, and that certain Unit Operating Agreement for the Hagler (Capps Line) unit dated May 15, 1963.

EAST HAGLER TRACT - Being 216.22 acres, more or less, and being out of the James Foley Survey No. 489, Abstract No. 200, and the Andres Gable Survey No. 271, Abstract No. 226, as recorded in Vol. 600, page 329 of the Dee Records of Coleman County, Texas, INSOFAR AND ONLY INSOFAR AS said lease covers the proration unit around the East Hagler #1 well located 607.3' from the north line and 681.3' from the west line of the James Foley Survey No. 489, and being more particularly describe as follows, to wit: beginning at the northwest corner of said survey; thence south 937.3' to a point; thence east 1011.3' to a point; thence north 937.3' to a point; thence west 1011.3' to the place of beginning and containing 21.76 acres, more or less.

CALLAHAN COUNTY, TEXAS

20 acres around the Smith No. 1A beginning at a point 276.6 feet south of the northwest corner of the southeast quarter (SE/4) of said Survey 319 and being the northwest corner of said 20 acre tract; thence east 1220 feet to a point for the northeast corner of said 20 acre tract; thence south 714.1 feet to a point being the southeast corner of said 20 acre tract; thence west 1220 feet to a point for the southwest corner of said 20 acre tract; thence north 714.1 feet to the place of beginning;

20 acres around the Smith No. 1 well beginning at a point 990.7 feet south of the northwest corner of the southeast quarter (SE/4) of said Survey 319 to a point being the northwest corner of said 20 acre tract; thence east 935 feet to a point for the northeast corner of said 20 acre tract; thence south 935 feet to a point for the southeast corner of said 20 acre tract; thence west 935 feet to a point for the southwest corner of said 20 acre tract; thence north 935 feet to the place of the beginning;

20 acres around the Jacobs No. 2, 10 acres of which are located in the southeast quarter (SE/4) of said Section 319, said 20 acres being described as beginning at a point being north 89(degree) 27' 09" east 2289.15 feet from the southwest corner of Section 319; thence north 0(degree) 23' 12" west 1157.39 feet to a point; thence north 89(degree) 27' 09" east 376.37 feet to a point; thence south 0(degree) 23' 12" east 415.57 feet to a point; thence north 89(degree) 27' 09" east 587.21 feet to a point; thence south 0(degree) 23' 12" east 741.82 feet to a point; thence south 89(degree) 27' 09" west 963.58 feet to the place of beginning and containing 20 acres of land, more of less;

20 acres around the Jacobs No. 3-B well, said 20 acres being described as beginning at a point north 89(degree) 27' 09" east 2289.15 feet from the southwest corner of Section 319; thence north 1157.4 feet to a point for the northeast corner of said 20 acre tract; thence west 752.7 feet to a point for the northwest corner of said 20 acre tract; thence south 1157.4 feet to the southwest corner of said 20 acre tract; thence east 752.7 feet to the place of beginning.

20 acres around the Jacobs No. 1 well, said 20 acres being described as beginning at a point 1157.4 feet north of the southeast corner of the southwest quarter (SW/4) of said Survey 319 for the southeast corner of said 20 acre tract; thence north 935 feet to a point for the northeast corner of said 20 acre tract; thence west 935 feet to a point for the northwest corner of said 20 acre tract; thence south 935 feet to a point for the southwest corner of said 20 acre tract; thence east 935 feet to the place of beginning.

1. Lease dated July 2, 1988, from George L. Ramsey and Homer K. Taylor and others, as Lessor, to D-T Development Company as Lessee, recorded in Volume 579, page 119, Deed Records, Callahan County, Texas, only as to depths below 2,000 feet.

2. Lease dated September 1, 1996, from John H. Wilson, II, Trustee, as Lessor, to Richard D. Raughton as Lessee, recorded in Volume 42, page 129, Official Public Records, Callahan County, Texas.

3. Lease dated August 29, 1996, from E. Murriell E. Wunderlich as Lessor, to Richard D. Raughton as Lessee, recorded in Volume 52, page 125, Official Public Records, Callahan County, Texas.

4. Lease dated August 29, 1996, from Manning Oil Partners, a Colorado partnership, as Lessor, to Richard D. Raughton as Lessee, recorded in Volume 52, page 122, Official Public Records, Callahan County, Texas.

5. Lease dated August 29, 1996, from Mabel Dilger as Lessor, to Richard D. Raughton as Lessee, recorded in Volume 52, page 132, Official Public Records, Callahan County, Texas.

6.    Lease dated June 13, 1996, from Mary Blackburn Bell as Lessor,  to Richard
      D. Raughton as Lessee, recorded in Volume 52, page 144, Official Public Records, Callahan County, Texas.

7. Lease dated June 13, 1996, from Eloise Zabloudil as Lessor, to Richard D. Raughton as Lessee, recorded in Volume 52, page 138, Official Public Records, Callahan County, Texas.

8. Lease dated June 13, 1996, from ZWM Trust, Julie Hagin, Trustee, as Lessor, to Richard D. Raughton as Lessee, recorded in Volume 52, page 141, Official Public Records, Callahan County, Texas.

9. Lease dated August 9, 1996, from Cubelle L. Harris, Reciever for W.L. DeLa Houssaye and Ross W. Suggett as Lessor, to Richard D. Raughton as Lessee, recorded in Volume 52, page 135, Official Public Records, Callahan County, Texas.

10. Lease dated June 6, 1996, from George L. Ramsey as Attorney-in-Fact for Jessie Ramsey Bryant, as Lessor, to Richard D. Raughton as Lessee, recorded in Volume 50, page 11, Official Public Records, Callahan County, Texas.

11. Lease dated June 6, 1996, from George Ramsey as Lessor, to Richard D. Raughton as Lessee, recorded in Volume 50, page 5, Official Public Records, Callahan County, Texas.

12.   Lease dated  October 1, 1996,  from Kathy  Sheree  Raughton  and George T.
      Smith as Lessor, to Robert A. Taylor as Lessee, recorded in Volume 54, page 17, Official Public Records, Callahan County, Texas.

PALO PINTO COUNTY, TEXAS

Oil and gas Lease between the City of Gordon, as Lessor, and Jack Parker, Inc., as Lessee, dated December 15, 1978, and recorded in Vol. 525, page 266, Deed Records, Palo Pinto County, Texas, covering 320 acres, more or less.

Oil and Gas Lease dated June 18, 1946, recorded in Volume 208, Page 570, Deed Records of Palo Pinto County, Texas, executed by F. B. Belding, et al, as Lessor, in favor of Palo Pinto Oil and Gas Corporation, covering 614.2 acres, more or less, out of Section 43, Block 2, T&P Ry. Co. Surveys, Abstract No. 1403, Palo Pinto County, Texas, and being all of said Section conveyed by Mrs. Amelia Lorenz to F.B. Belding by Deed dated November 29, 1935, recorded in Volume 182, Page 370, Deed Records, SAVE AND EXCEPT those five tracts excepted from a Deed from F. B. Belding and wife to William Sanders, dated February 25, 1950, recorded in Volume 224, Page 19, Deed Records. Limited to depths from the surface of the earth to the depth of 1500 feet below the surface of the earth.

                                   Exhibit "C"

                              Management Agreement
                              (Under Construction)